Investment Community Presentation
June 2004

   Forward-Looking Statements

This presentation contains "forward-looking statements" as defined by the Federal
Securities Laws.  TeamStaff's actual results could differ materially from those described in such forward-looking statements as a result of certain risk factors, including but not limited to: (i) regulatory and tax developments; (ii) changes in direct costs and operating expenses; (iii) the estimated costs and effectiveness of capital projects and investments in technology infrastructure; (iv) ability to effectively implement its business strategies including, but not limited to, its new business strategy for its temporary medical staffing division, and operating efficiency initiatives; (v) the effectiveness of sales and marketing efforts, including TeamStaff’s marketing arrangements with other companies; (vi)
changes in the competitive environment in the temporary staffing, permanent placement and payroll processing industries; (vii) dependence upon key personnel; and (viii) other one-time events and other important factors disclosed previously and from time to time in
TeamStaff's filings with the U.S. Securities and Exchange Commission.  These factors are described in further detail in TeamStaff’s filings with the U.S. Securities and
Exchange Commission.

TEAMSTAFF Rx THE STAFFING SOLUTION		
DSi PAYROLL SERVICES A Division of TeamStaff® Inc.

Overview Of TeamStaff

Top 3 in Segment

$42 Million LTM
Revenue

HealthCare
Staffing Industry

Allied Health
Travel Segment

$5 Million Revenue

34% EBITDA

in Fiscal ‘03

Payroll Industry

Construction
Segment

TeamStaff is a 35-year-old leader in two attractive market
segments: Healthcare staffing and
payroll administration services

Our Turnaround Strategy/Agenda

New top management team

Divested lower-margin PEO operations

Focusing on higher-margin healthcare staffing

Expanding sales force and relationship selling

Cultivating large hospital relationships – VIP
Program as differentiator

Expanding allied and travel nursing business via
acquisitions and alliances

Restructuring and lowering operating costs

The Management Team

T. Kent Smith, President & CEO

Former SVP, Norrell Corporation ($1.4 billion public staffing company;
350 branches and 450 client sites)

Served as VP Finance and Strategic Planning; VP, CIO, and SVP,
Service Operations

Took Norrell public in 1994, along with CEO and EVP; resulted in 13 straight quarters of hitting earnings targets

Former President, The HoneyBaked Ham Company and CEO of Heavenly
Ham

Turned around 2000 loss of $3.7 million to $5.6 and $6.6 million in
2001-2

Doubled sales of $125 million to $250 million, and locations from 100 to 350

Acquired largest competitor adding $85 million and 200 locations

The Management Team

Rick Filippelli, CFO

26 years of financial accounting experience

Former CFO of Rediff, A publicly-traded small cap information technology company

Former CFO of $2 billion insurance subsidiary of GE Capital

“Big 4” public accounting experience

Certified Public Accountant

Tim Nieman, President, TeamStaff Rx

16 years staffing experience: Norrell and Spherion - $3 billion entity

Former SVP of Vendor Management/Technology

Multiple-channel, multiple-geography sales management background

Sale Of PEO

Benefits To TeamStaff

Provided $9.25MM of cash

Potential return of $5 MM workers’ compensation
premiums as program runs-off, $1MM received to
date

Freed up receivables and cash used as collateral to
support workers’ compensation program

Reduces earnings volatility associated with PEO

Enables management to focus on growing
TeamStaff Rx business

Healthcare Staffing
Industry Overview

$11.4 billion revenues in 2003

Grew 15% annually prior to 2003

High-growth industry due to aging population,

shortages of skilled staff

10 largest firms
account for less than
one third of sector’s
revenue base

Registered Nurse Shortage Projection
3.0
2.5
2.0
1.5
Millions
Demand
Supply
2000
2005
2010
2015
2020
Source: U.S. Department of Health and Human Services,
National Center for Health Workforce Analysis, July 2002

Industry Dynamics Are Very Attractive

U.S. population over 65 is
expected to grow over
14% by 2010, increasing
need for healthcare
services

Legislative mandates on
overtime and staffing
ratios increase shortage

Nursing
Supply/Demand

Imbalance

TeamStaff Rx Participates In Two High-Margin Healthcare
Staffing Industry Segments of an $11.4 Billion Industry

Med-Financial

5.6%

Locum Tenens

(Physicians)

8.3%

Travel Nurses

13.9%

Source: Staffing Industry Report

Per Diem

  Nurses

59.7%

Allied (Travel &

Per Diem)

12.5%

TSTF-20%

TSTF-80%

TeamStaff Rx Is the Third Largest Allied
Healthcare Provider

Nurse

Allied

Medical Staffing Network
 (MRN)

InteliStaff/StarMed
 Healthcare (Merging)

Favorite Nurses

Nursefinders

Cross Country (CCRN)

AMN HealthCare

     (AHS)

Intelistaff/StarMed

     (Merging)

US Nursing

CompHealth

Club Staffing

TeamStaff Rx (TSTF)

Per Diem

(Hourly & Daily)

Travel

Travel & Per Diem

TeamStaff Rx Is the Third Largest Allied
Healthcare Provider

There Are Three Major Healthcare Staffing Industry Trends,
Repeating The 1990s Clerical/Light Industrial Staffing Experience

Roll-up potential early

Acquisition possibilities

Alliances struck

Larger providers benefit
 and  survive

Purchase additional
service offerings to reach
critical mass for selling
Vendor Management;

Purchases to add scale to
leverage infrastructures;

Roll-ups begin; and finally

Purchases to realize Top 5
size objectives

Travel Nursing adding
Travel Allied and vice
versa;

‘Per Diem’ firms adding
Travel and vice versa;

Later, Med-Financial and
Locum Tenens added

Narrowing to about 10
Providers;

Then to 3-5 Providers;

In some cases, down to 1

Timeframe: minimum 3-5
years, possibly faster

Industry Consolidation

One-Stop

Shopping

Vendor Consolidation

TeamStaff Rx Growth Initiatives

Strike alliances (e.g., PPR Travel and
Nursefinders) and pursue complementary
acquisitions

Expand sales force and relationship selling

Emphasize VIP to capitalize on vendor
consolidation trend

In Hospitals, The ‘Rules of the Game’ are Changing
For Healthcare Staffing Providers . . .

Government Hospitals

HCSP 2

Cancer Centers

Hospital Derivatives

Imaging Centers

Hospitals

HCSP 3

………

HCSP 40

HCSP 39

Rx

HCSP 4

And TeamStaff Rx Must Participate As An
Intermediary/Vendor Manager . . .

Cancer Centers

Hospital Derivatives

Imaging Centers

Hospitals

HCSP 5

HCSP 6

HCSP 4

GPO’s

Vendor

Neutrals

     State

Association

TeamStaff

Rx

Government Hospitals

Hospital-

owned

HCSP’s

                      . . . as well as a subcontractor for Allied

Cost-Saving Solutions For A First-Class Mess!
Our New "VIP" Staffing Services
Are Truly
BEYOND
Compare
• Cost-Containment Model Saves 5%-20%
• Optimized Vendor Management Technologies
• Automated "One-Click" Reporting
• Onsite & "Virtual" Account Managers
• Streamlined Procedures & More
Learn more about the new Vendor Integration Program (VIP) now being offered by TeamStaff Rx. Talk to us today!
TEAMSTAFF Rx

“Beyond Compare”: TeamStaff Rx Trade Advertising Campaign

Cost-Containment Model

Saves 5% to 20%

Optimized Vendor

Management

Technologies

Automated ‘One-Click’

Reporting

Onsite & ‘Virtual’

Account Managers

Streamlined Procedures

& More

DSi

PAYROLL SERVICES

A Division of TeamStaff, Inc.

Construction industry niche market with client
retention in excess of 90%

FY’03 revenues $5.0 million with 34% EBITDA
margin

Expanding into new geographic territories

Services are now available through a user-
 friendly, online customer interface

15.2
13.6
12.3
8.5
7.8
1.1
1.1
1.1
1.3
1.0

1.2
1.1
0.9
0.2
0.3
0.3
0.3
0.4
0.6
0.3
-1.4
-1.3
-1.5
-1.5
-1.4

    *Excludes former CEO and CFO severance and supplemental retirement plan obligations

New Management Team, Investment in Sales and Marketing, Introduction of “VIP” Coupled

With an Improving Economy Will Drive TeamStaff’s Return to Profitability

Note: a presentation of the most directly comparable financial measures calculated and presented in accordance with GAAP and a reconciliation of the differences between the non-GAAP financial measures presented above and the most directly comparable financial measures calculated and presented in accordance with GAAP are available at the investor relations section of our web site: www.teamstaff.com.

Revenues

($MM)

$16.4

$14.7

$13.4

Payroll

Rx

2 Qtr

3 Qtr

4 Qtr

EBITDA

($MM)

$0.1

$0.1

Rx

Payroll

Corporate*

($0.7)

2 Qtr

3 Qtr

4 Qtr

1 Qtr

Continuing Operations:
Quarterly Revenues/EBITDA

2 Qtr

2 Qtr

$8.8

($0.8)

Fiscal ’03

Fiscal ’03

$9.8

1 Qtr

Fiscal ’04

($0.2)

Fiscal ’04

64.4
74.9
58.1
4.6
4.9
4.7

8.2
8.7
4.4
1.9
2.0
1.6
-4.5
-5.9
-5.4

Revenues

($MM)

$69.0

$79.8

$62.8

Payroll

Rx

‘01

‘02

‘03

EBITDA

($MM)

$5.6

$4.8

$0.6

Rx

Payroll

Corporate*

‘01

‘02

‘03

Continuing Operations:
Fiscal Years ’01-’03

*Excludes former CEO and CFO severance and supplemental retirement plan obligations

Note: a presentation of the most directly comparable financial measures calculated and presented in accordance with GAAP and a reconciliation of the differences between the non-GAAP financial measures presented above and the most directly comparable financial measures calculated and presented in accordance with GAAP are available at the investor relations section of our web site: www.teamstaff.com.

Balance Sheets

1.2

1.9

Restricted Cash

9/30/03

                        Total Current Assets

$60.6

$42.6

                        Total Liabilities and Stockholders’ Equity

35.1

32.3

Stockholders’ Equity

25.5

10.3

                        Total Liabilities

16.4

2.5

Liabilities Held for Sale

1.8

1.4

Other Liabilities

$7.3

$6.4

Current Liabilities

4.9

3.2

Accounts Receivable

$60.6

$42.6

                        Total Assets

22.4

1.1

Assets Held For Sale

15.5

17.5

Other

5.9

5.9

Intangibles

1.2

1.1

Fixed Assets, Net

15.6

17.0

1.5

3.5

3.7

5.0

Prepaid Workers’ Compensation

$4.3

$3.4

Cash

3/31/04

(unaudited)

Other Current Assets

($MM)

Long-term growth of Healthcare Staffing

Economy and job creation to return

Alliance potential with Nursing firms

Sales force expansion and relationship selling

Vendor consolidation benefits: Subcontractor & VIP
                 Sales

Liquidity available for acquisitions to strengthen #3
              position and expand service offerings

Experienced staffing management team who
                 understands the industry dynamics

Summary Of Strategic Objectives And

Why To Invest In TeamStaff